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                                                                  Exhibit 10.10.


                               F.N.B. CORPORATION


                             1990 STOCK OPTION PLAN


                            ADOPTED JANUARY 30, 1990

                     AS AMENDED EFFECTIVE FEBRUARY 2, 1996
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                               F.N.B. CORPORATION

                             1990 STOCK OPTION PLAN


             The purposes of the 1990 Stock Option Plan (the "Plan") are to encourage eligible employees of F.N.B. Corporation (the "Corporation") and its Subsidiaries, including directors and officers of the Corporation who are employees, to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire the Common Stock, par value $2.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employment of the Corporation or one of its Subsidiaries. For purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                   SECTION 1

                                 Administration

                 The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, none of whom has received during the one year period prior to service on the Committee, or during such service, securities of the Corporation pursuant to the Plan or any other plan of the Corporation or any of its affiliates (as "affiliates" is defined in regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (except as permitted by subsection (c)(i)(A)-(D) of Rule 16b-3 promulgated by the Commission under the Exchange Act) or any successor rule.

                 The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

                 The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.
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                                   SECTION 2

                                  Eligibility

                 Those employees of the Corporation or any Subsidiary who share the responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to receive stock options (with or without stock appreciation rights) as described herein.

                 Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) as described herein and to determine the employees to whom stock options (with or without stock appreciation rights) shall be granted and the number of shares to be covered by each stock option. In determining the eligibility of any employee, as well as in determining the number of shares covered by each stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.


                                   SECTION 3

                        Shares Available under the Plan

                 The aggregate number of shares of the Common Stock which may be issued or delivered and as to which stock options may be granted under the Plan is 320,000 shares. All such shares are subject to adjustment and substitution as set forth in Section 6.

                 If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for purposes of the Plan, except that to the extent that stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Common Stock issued or delivered upon exercise of such stock appreciation rights.

                 The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each, as shall be determined from time to time by the Board.


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                                   SECTION 4

                            Grant of Stock Options,
                         Stock Appreciation Rights, and
                       Limited Stock Appreciation Rights

                 The Committee shall have authority, in its discretion, to grant "incentive stock options" pursuant to Section 422A of the Internal Revenue Code of 1986 (the "Code"), to grant "non-statutory stock options" (stock options which do not qualify under such Section 422A of the Code) or to grant both types of stock options (but not in tandem). The Committee also shall have the authority, in its discretion, to grant stock appreciation rights in conjunction with incentive stock options or non-statutory stock options with the effect provided in Section 5(D). Stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time such incentive stock option is granted. Stock appreciation rights granted in conjunction with a non-statutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. The Committee shall also have the authority, in its discretion, to grant limited stock appreciation rights in accordance with the provisions of, and subject to the terms and conditions set forth in, Section 8.

                 No employee shall be granted a stock option or stock options under the Plan (disregarding cancelled, terminated or expired stock options) for an aggregate number of shares in excess of ten percent (10%) of the total number of shares which may be issued or delivered under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to
Section 6 with respect to shares which have not been issued or delivered under the Plan upon the exercise of stock options shall also be made with respect to shares already issued or delivered under the Plan upon the exercise of stock options and with respect to shares which would have been issued or delivered under the Plan but for the exercise of stock appreciation rights in lieu of the exercise of stock options prior to such adjustment or substitution.

                 The aggregate fair market value, determined as set forth in
Section 5(H), on the date of grant of the shares for which an employee may be granted incentive stock options in any calendar year under all plans of the corporation then employing such employee, any parent or subsidiary corporations of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000 plus any unused limit carryover under Section 422A(c)(4) of the Code which may be carried over to such calendar year.

                                   SECTION 5

                   Terms and Conditions of Stock Options and
                           Stock Appreciation Rights

                 Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

                 (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing

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         more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than 110% of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H). Also, for purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of the Common Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.

                (B) The option price shall be payable in full in any one or more of the following ways:

                          (i)      in cash; and/or

                          (ii) in shares of the Common Stock (which are owned by the optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Section 7) having a fair market value on the date of exercise of the stock option, determined as provided in
                 Section 5(H), equal to the option price for the shares being purchased.

                 If the option price is paid in whole or in part in shares of Common Stock, any portion of the option price representing a fraction of a share shall be paid in cash. The date of exercise of a stock option shall be determined under procedures established by the Committee, and the option price shall be payable at such time or times as the Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of a stock option until full payment of the option price has been made. When full payment of the option price has been made and subject to the restrictions set forth in Section 7, the optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 3.

                 (C) Subject to Section 9 hereof, no stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply (i) if the optionee dies during such six-month period or (ii) if the optionee becomes disabled within the meaning of Section 422A(c)(9) of the Code (a "Disabled Optionee"), and his or her employment is voluntarily terminated with the consent of the Corporation or a Subsidiary during such six-month period. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No non- statutory stock option shall be exercisable after the expiration of ten years and six months from the date of
         grant.    Subject to this Section 5(C) and Sections 5(F), 5(G) and
         5(H), stock options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Committee.

                 (D) Stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person or persons who are entitled to exercise the related stock option. Stock appreciation rights shall entitle the optionee to

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         surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value of one share of Common Stock on such date of exercise over the option price per share times the number of shares covered by the stock option, or portion thereof, which is surrendered. Stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of Common Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares, except that the Corporation shall not pay to any person who is subject to the provisions of Section 16 of the Exchange Act at the time of exercise of stock appreciation rights any portion of the obligation of the Corporation in cash (except cash in lieu of a fractional share) unless such stock appreciation rights are exercised during the period beginning on the third and ending on the twelfth business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation. The date of exercise of stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that a stock option as to which stock appreciation rights have been granted in conjunction therewith is exercised, the stock appreciation rights shall be cancelled. For the purposes of this Section 5(D), the fair market value of Common Stock shall be determined as provided in
         Section 5(H).

                 (E) No stock option or stock appreciation rights shall be transferable by an optionee other than by will, or if an optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death, and all stock options and stock appreciation rights shall be exercisable during the lifetime of an optionee only by the optionee.

                 (F) Unless otherwise determined by the Committee and set forth in the stock option agreement referred to in Section 5(G) or an amendment thereto:

                          (i) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary or an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                          (ii) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option or within one year after the date of termination of employment, whichever is the shorter period;


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                          (iii)   If an optionee retires under any retirement
                 plan of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (whether or not exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option;

                          (iv) If the employment of an optionee who is a Disabled optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding stock option held by such optionee shall be exercisable in full (whether or not so exercisable on the date of termination of employment) by the optionee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period; and

                          (v) Following the death of an optionee during employment, any outstanding stock option held by the optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of the optionee) by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. Following the death of an optionee after termination of employment during a period when a stock option is exercisable as provided in clauses (i), (ii), (iii) and
                 (iv) above, any outstanding stock option held by the optionee at the time of death shall be exercisable by such person or persons entitled to do so under the Will of the optionee or by such legal representative to the extent the stock option was exercisable by the optionee at the time of death at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                          (vi) If the employment of an optionee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, the rights of such optionee under any then outstanding stock option shall terminate at the time of such termination of employment. In addition, if an optionee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Corporation or any of its Subsidiaries, the Committee may in its discretion immediately terminate all stock options held by the optionee.

         Whether termination of employment is a voluntary termination with the written consent of the Corporation or a Subsidiary, whether an optionee is a Disabled Optionee and whether an optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by the Committee and any such determination by the Committee shall be final and binding.

                 (G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed by the Chief Executive Officer, the President (if other than the Chief Executive officer) or any Vice President on behalf of the Corporation and by the employee to whom such stock options and stock appreciation rights are granted.


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                 (H)       Fair market value of the Common Stock,

                          (i) so long as the Common Stock trades in the Over-the-Counter Market, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the "bid" and "ask" prices per share of the Common Stock as quoted in such reliable publication on the nearest date before the date as of which fair market value is to be determined [on which there are sales], or

                          (ii) in the event the Common Stock ceases to trade in the Over-the-Counter Market and is traded on another exchange, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the highest and lowest price per share of the Common Stock as quoted in such reliable publication on the nearest date before the date as of which fair market value is to be determined on which there are sales.

                 (I) The obligation of the Corporation to issue or deliver shares of the Common Stock under the Plan shall be subject to
         (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                 Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Committee shall deem advisable.


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                                   SECTION 6

                     Adjustment and Substitution of Shares

                 If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding stock option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding stock option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

                 If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

                 In the case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

                 No adjustment or substitution provided for in this Section 6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

                 If any such adjustment or substitution provided for in this
Section 6 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without prior stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 425 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 425 of the Code) of such incentive stock option.


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                                   SECTION 7

                          Restrictions on Transfer of
                                 Certain Shares

                 Shares of Common Stock acquired under exercise of an (a) option pursuant to Section 5(B)(ii) by a person then subject to the provisions of Section 16 of the Exchange Act shall not be sold or otherwise transferred prior to (i) the expiration of six months after the date of acquisition of shares upon exercise of such option or (ii) the death of the optionee, whichever may first occur or (b) incentive stock option shall not be sold or otherwise transferred until after the expiration of any holding periods required by Section 422A of the Code, as may be amended from time to time. The Corporation is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent, (ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section.


                                   SECTION 8

                      Limited Stock  Appreciation  Rights

                 Limited stock appreciation rights may be granted in connection with all or part of (i) an incentive stock option granted under this Plan at the time of the grant of such stock option or (ii) a non-statutory option, at the time such option is granted or at any time thereafter during the term of the such option.

                 Limited stock appreciation rights shall entitle the holder of an option in connection with which such limited stock appreciation rights are granted, upon exercise of the limited stock appreciation rights, to surrender the stock option, or any applicable portion thereof, and any related stock appreciation rights, to the extent unexercised, and to receive an amount of cash determined pursuant to this Section 8. Such option, and any related stock appreciation rights, shall, to the extent so surrendered, thereupon cease to be exercisable.

                 Limited stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee.

                 (A) Limited stock appreciation rights shall be exercisable, subject to Section 8(B), during any one or more of the following periods:

                          (i) for a period of 60 days beginning on the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Corporation), whether or not such offer is approved or opposed by the Corporation and regardless of the number of shares of Common Stock purchased pursuant to such offer;

                          (ii) for a period of 60 days beginning on the date the Corporation acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than any director of the Corporation on November 1, 1989, any

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                 Affiliate or Associate of any such director (with
                 such terms having the respective meanings set forth in Rule 12b-2 under the Exchange Act as in effect on November 1,
                 1989), any member of the family of any such director, any trust (including the trustees thereof) established by or for the benefit of any such persons, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such persons), in a transaction or series of transactions shall become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Corporation entitling the person or group to 10% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Corporation would be entitled if the election of Directors were an election held on such date;

                          (iii) for a period of 60 days beginning on the date of filing under the Exchange Act of a Statement on Schedule 13D, or any amendment thereto, by any person or group deemed a person under Section 13(d)(3) of the Exchange Act, disclosing an intention or possible intention to acquire or change control of the Corporation;

                          (iv) for a period of 60 days beginning on the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

                          (v) for a period of 60 days beginning on the date of approval by the shareholders of the Corporation of an agreement (a "reorganization agreement") providing for (a) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Corporation, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (b) the sale or other disposition of all or substantially all the assets of the Corporation.

                 (B) Subject to Section 9 hereof, limited stock appreciation rights shall in no event be exercisable unless and until the holder of the limited stock appreciation rights shall have completed at least six months of continuous service with the Corporation or a Subsidiary, or both, immediately following the date upon which the limited stock appreciation rights shall have been granted.


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                 (C)       Upon exercise of limited stock appreciation rights,
         the holder thereof shall be entitled to receive an amount of cash in respect of each share of Common Stock subject to the related option equal to the excess of the fair market value of such share over the option price of such related option, and for this purpose fair market value shall mean the highest last sale price of the Common
         Stock on the Over-the-Counter Market during the period beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, except that (a) in the event of a tender offer or exchange offer for Common Stock, fair market value shall mean the greater of such last sale price or the highest price paid for Common Stock pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on
         Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, fair market value shall mean the greater of such last sale price or the highest price per share paid for Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation and (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, fair market value shall mean the greater of such last sale price or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the limited stock appreciation rights. Any securities or property which are part or all of the consideration paid for Common Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (a) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation and (b) the valuation placed on such securities or property by the Committee.

                 (D) To the extent that limited stock appreciation rights shall be exercised, the option in connection with which such limited stock appreciation rights shall have been granted shall be deemed to have been exercised and any related stock appreciation rights shall be cancelled. To the extent that the option in connection with which limited stock appreciation rights shall have been granted or any related stock appreciation rights shall be exercised, the limited stock appreciation rights granted in connection with such option shall be cancelled.


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                                   SECTION 9

                      Acceleration of the Exercise Date of
              Stock Options and Related Stock Appreciation Rights

                 Notwithstanding any other provision of this Plan, all stock options, stock appreciation rights and limited stock appreciation rights shall become exercisable upon the occurrence of any of the events specified in
Section 8(A) whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto, except that if stock appreciation rights have been granted along with limited stock appreciation rights to the same option holder with respect to the same option, in no event may the stock appreciation rights be exercised for cash during any of the 60-day periods provided for in Section 8.


                                   SECTION 10

                        Effect of the Plan on the Rights
                           of Employees and Employer

                 Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without stock appreciation rights) under the Plan and nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan or in any stock option agreement shall confer any right to any employee to continue in the employment of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.


                                   SECTION 11

                                   Amendment

                 The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock option or stock appreciation rights theretofore granted under the Plan; and provided further that no such alteration or amendment of the Plan shall, without prior stockholder approval
(a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by any stock option or stock options granted to any one optionee, (c) make any changes in the class of eligible employees or (d) extend the period set forth in the Plan during which stock options (with or without stock appreciation rights) may be granted. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option or stock appreciation rights theretofore granted under the Plan, adversely affect the rights of such holder with respect to such stock option or stock appreciation rights.


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                                   SECTION 12

                      Effective Date and Duration of Plan

                 The effective date and date of adoption of the Plan shall be January 30, 1990 (the "Effective Date"), the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock at a meeting of such holders duly called, convened and held within one year of the Effective Date. No stock option or stock appreciation rights granted under the Plan prior to such shareholder approval may be exercised until after such approval. No stock option or stock appreciation rights may be granted under the Plan subsequent to the date which is ten (10) years following the effective date of the Plan.


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